Exhibit 99.13e

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND ANNOUNCES

PAYMENT OF MONTHLY DISTRIBUTION

(Philadelphia, October 9, 2020) - Aberdeen Standard Global Infrastructure Income Fund (NYSE: ASGI) (the “Fund”), a closed-end fund, today announced that it paid on October 9, 2020, a distribution of US $0.1083 per share to all shareholders of record as of October 2, 2020 (ex-dividend date October 1, 2020). As announced on August 31, 2020, the Fund will pay a fixed monthly distribution at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution relating to fiscal year to date (10/01/2020 - 10/09/2020), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)**
Net Investment Income	$0.0162	15%	$0.0162	15%
Net Realized Short-Term Capital Gains*	$0.0022	2%	$0.0022	2%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0899	83%	$0.0899	83%
Total (per common share)	$0.1083	100%	$0.1083	100%

*includes currency gains

**For the Fiscal year beginning October 1, 2020.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

As of October 1, 2020, after giving effect to this payment, the Fund estimates it has a net deficit of $4,903,000. A net deficit results when the Fund has net unrealized losses that are in excess of any net realized gains that have not yet been distributed.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2020 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ended 09/30/2020[1,2]	(2.85%)
Annualized Distribution Rate on NAV as of the Fiscal Period Ended 9/30/2020[3]	n/a4
Fiscal Year to Date (07/29/2020 to 09/30/2020)
Cumulative Total Return on NAV[1]	(2.85%)
Cumulative Distribution Rate on NAV[2]	n/a4

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through September 30, 2020.

3 Based on the Fund’s NAV as of September 30, 2020.

4The Fund commenced operations on July 29, 2020. There were no distributions during the period July 29, 2020 through September 30, 2020.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenasgi.com

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND ANNOUNCES

PAYMENT OF MONTHLY DISTRIBUTION

(Philadelphia, November 10, 2020) - Aberdeen Standard Global Infrastructure Income Fund (NYSE: ASGI) (the “Fund”), a closed-end fund, today announced that it paid on November 10, 2020, a distribution of US $0.1083 per share to all shareholders of record as of November 3, 2020 (ex-dividend date November 2, 2020). As announced on August 31, 2020, the Fund will pay a fixed monthly distribution at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution relating to fiscal year to date (10/01/2020 - 11/10/2020), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0173	16%	$0.0347	16%
Net Realized Short-Term Capital Gains*	$0.0271	25%	$0.0542	25%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0639	59%	$0.1277	59%
Total (per common share)	$0.1083	100%	$0.2166	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

As of October 20, 2020, after giving effect to this payment, the Fund estimates it has a net deficit of $687,000. A net deficit results when the Fund has net unrealized losses that are in excess of any net realized gains that have not yet been distributed.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2020 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ended 10/31/2020[1,2]	(4.25%)
Annualized Distribution Rate on NAV as of the Fiscal Period Ended 10/31/2020[3]	6.83%
Fiscal Year to Date (09/30/2020 to 10/31/2020)
Cumulative Total Return on NAV[1]	(1.44%)
Cumulative Distribution Rate on NAV[2]	0.57%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through October 31, 2020.

3 Based on the Fund’s NAV as of October 31, 2020.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenasgi.com

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND ANNOUNCES

PAYMENT OF MONTHLY DISTRIBUTION

(Philadelphia, December 9, 2020) - Aberdeen Standard Global Infrastructure Income Fund (NYSE: ASGI) (the “Fund”), a closed-end fund, today announced that it paid on December 9, 2020, a distribution of US $0.1083 per share to all shareholders of record as of December 2, 2020 (ex-dividend date December 1, 2020). As announced on August 31, 2020, the Fund will pay a fixed monthly distribution at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021.

It is anticipated that the Fund’s next distribution will be declared at the beginning of the month and paid at the end of the month.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution relating to fiscal year to date (10/01/2020 - 12/09/2020), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0238	22%	$0.0715	22%
Net Realized Short-Term Capital Gains*	$0.0498	46%	$0.1495	46%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0347	32%	$0.1039	32%
Total (per common share)	$0.1083	100%	$0.3249	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2020 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ended 11/30/2020[1,2]	6.94%
Annualized Distribution Rate on NAV as of the Fiscal Period Ended 11/30/2020[3]	6.15%
Fiscal Year to Date (10/1/2020 to 11/30/2020)
Cumulative Total Return on NAV[1]	10.07%
Cumulative Distribution Rate on NAV[2]	1.03%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through November 30, 2020.

3 Based on the Fund’s NAV as of November 30, 2020.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenasgi.com

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND ANNOUNCES

PAYMENT OF MONTHLY DISTRIBUTION

(Philadelphia, January 29, 2021) - Aberdeen Standard Global Infrastructure Income Fund (NYSE: ASGI) (the “Fund”), a closed-end fund, today announced that it paid on January 29, 2021, a distribution of US $0.1083 per share to all shareholders of record as of January 22, 2021 (ex-dividend date January 21, 2021). As announced on August 31, 2020, the Fund will pay a fixed monthly distribution at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions relating to fiscal year to date (10/01/2020 - 12/31/2020), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0206	19%	$0.0823	19%
Net Realized Short-Term Capital Gains*	$0.0585	54%	$0.2339	54%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0292	27%	$0.1170	27%
Total (per common share)	$0.1083	100%	$0.4332	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2021 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ended 12/31/2020[1,2]	10.30%
Annualized Distribution Rate on NAV as of the Fiscal Period Ended 12/31/2020[3]	6.00%
Fiscal Year to Date (10/1/2020 to 12/31/2020)
Cumulative Total Return on NAV[1]	13.54%
Cumulative Distribution Rate on NAV[2]	1.50%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through December 31, 2020.

3 Based on the Fund’s NAV as of December 31, 2020.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenasgi.com

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND ANNOUNCES

PAYMENT OF MONTHLY DISTRIBUTION

(Philadelphia, February 26, 2021) - Aberdeen Standard Global Infrastructure Income Fund (NYSE: ASGI) (the “Fund”), a closed-end fund, today announced that it paid on February 26, 2021, a distribution of US $0.1083 per share to all shareholders of record as of February 19, 2021 (ex-dividend date February 18, 2021). As announced on August 31, 2020, the Fund will pay a fixed monthly distribution at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions relating to fiscal year to date (10/01/2020 - 01/31/2021), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0173	16%	$0.0866	16%
Net Realized Short-Term Capital Gains*	$0.0368	34%	$0.1841	34%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0542	50%	$0.2708	50%
Total (per common share)	$0.1083	100%	$0.5415	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2021 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ended 01/31/2021[1,2]	8.65%
Annualized Distribution Rate on NAV as of the Fiscal Period Ended 01/31/2021[3]	6.12%
Fiscal Year to Date (10/1/2020 to 01/31/2021)
Cumulative Total Return on NAV[1]	11.84%
Cumulative Distribution Rate on NAV[2]	2.04%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through January 31, 2021.

3 Based on the Fund’s NAV as of January 31, 2021.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenasgi.com

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND ANNOUNCES

PAYMENT OF MONTHLY DISTRIBUTION

(Philadelphia, March 31, 2021) - Aberdeen Standard Global Infrastructure Income Fund (NYSE: ASGI) (the “Fund”), a closed-end fund, today announced that it paid on March 31, 2021, a distribution of US $0.1083 per share to all shareholders of record as of March 24, 2021 (ex-dividend date March 23, 2021). As announced on August 31, 2020, the Fund will pay a fixed monthly distribution at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions relating to fiscal year to date (10/01/2020 - 02/28/2021), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0141	13%	$0.0845	13%
Net Realized Short-Term Capital Gains*	$0.0531	49%	$0.3184	49%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0411	38%	$0.2469	38%
Total (per common share)	$0.1083	100%	$0.6498	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2021 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ended 02/28/2021[1,2]	7.66%
Annualized Distribution Rate on NAV as of the Fiscal Period Ended 02/28/2021[3]	6.22%
Fiscal Year to Date (10/1/2020 to 02/28/2021)
Cumulative Total Return on NAV[1]	10.82%
Cumulative Distribution Rate on NAV[2]	2.59%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through February 28, 2021.

3 Based on the Fund’s NAV as of February 28, 2021.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenasgi.com

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD GLOBAL INFRASTRUCTURE INCOME FUND ANNOUNCES

PAYMENT OF MONTHLY DISTRIBUTION

(Philadelphia, April 30, 2021) - Aberdeen Standard Global Infrastructure Income Fund (NYSE: ASGI) (the “Fund”), a closed-end fund, today announced that it paid on April 30, 2021, a distribution of US $0.1083 per share to all shareholders of record as of April 23, 2021 (ex-dividend date April 22, 2021). As announced on August 31, 2020, the Fund will pay a fixed monthly distribution at an annualized rate of 6.5% on the initial public offering price of $20.00 for the 12 months ending September 30, 2021.

Your Fund’s distribution policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under U.S. tax rules applicable to the Fund, the amount and character of distributable income for each fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related Rules, the Fund may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following table sets forth the estimated amounts of the sources of the distribution for purposes of Section 19 of the 1940 Act and the Rules adopted thereunder. The table has been computed based on generally accepted accounting principles. The table includes estimated amounts and percentages for this distribution and for the cumulative distributions relating to fiscal year to date (10/01/2020 - 03/31/2021), from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated composition of the distributions may vary from month to month because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

	Estimated Amounts of Current Monthly Distribution per share ($)	Estimated Amounts of Current Monthly Distribution per share (%)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share ($)	Estimated Amounts of Fiscal Year to Date Cumulative Distributions per share (%)
Net Investment Income	$0.0227	21%	$0.1592	21%
Net Realized Short-Term Capital Gains*	$0.0661	61%	$0.4624	61%
Net Realized Long-Term Capital Gains	-	-	-	-
Return of Capital	$0.0195	18%	$0.1365	18%
Total (per common share)	$0.1083	100%	$0.7581	100%

*includes currency gains

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions in 2021 will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides information regarding the Fund’s total return performance based on net asset value (NAV) over various time periods compared to the Fund’s annualized and cumulative distribution rates.

Average Annual Total Return on NAV for the 5 Year Period Ended 03/31/2021[1,2]	13.57%
Annualized Distribution Rate on NAV as of the Fiscal Period Ended 03/31/2021[3]	5.92%
Fiscal Year to Date (10/1/2020 to 03/31/2021)
Cumulative Total Return on NAV[1]	16.90%
Cumulative Distribution Rate on NAV[2]	2.96%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through March 31, 2021.

3 Based on the Fund’s NAV as of March 31, 2021.

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission on March 30, 2010, the Fund may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Fund during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Fund, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received. Shareholders should not draw any conclusions about the Fund’s investment performance from the terms of the distribution policy. The final determination of the source of all distributions will be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the fiscal year and may be subject to change based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. The Fund’s Board of Directors has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the NAV of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

aberdeenasgi.com

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD INVESTMENTS U.S. CLOSED-END FUNDS

ANNOUNCE DISTRIBUTION PAYMENT DETAILS

Aberdeen Standard Global Infrastructure Income Fund (“ASGI”)

Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”)

(Philadelphia, May 28, 2021) -The above-noted Aberdeen Standard Investments U.S. Closed-End Funds (the “Funds” or individually the “Fund”), today announced that the Funds paid the distributions noted in the table below on May 28, 2021, on a per share basis to all shareholders of record as of May 21, 2021 (ex-dividend date May 20, 2021).

Ticker	Exchange	Fund	Amount
ASGI	NYSE	Aberdeen Standard Global Infrastructure Income Fund	$ 0.1083
FAX	NYSE American	Aberdeen Asia-Pacific Income Fund, Inc.	$ 0.0275

Each Fund has adopted a distribution policy to provide investors with a stable distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under applicable U.S. tax rules, the amount and character of distributable income for each Fund’s fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related rules, the Funds may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following tables set forth the estimated amounts of the sources of the distributions for purposes of Section 19 of the 1940 Act and the rules adopted thereunder. The tables have been computed based on generally accepted accounting principles. The tables include estimated amounts and percentages for the current distributions paid this month as well as for the cumulative distributions paid relating to fiscal year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated compositions of the distributions may vary because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

Each Fund’s estimated sources of the current distribution paid this month and for its current fiscal year to date are as follows:

Estimated Amounts of Current Distribution per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains**		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.1083	$0.0292	27%	$0.0758	70%	$0.0000	0%	$0.0033	3%
FAX	$0.0275	$0.0138	50%	$0.0000	0%	$0.0000	0%	$0.0137	50%

Estimated Amounts of Fiscal Year to Date Cumulative Distributions per Share
Fund	Fiscal Year* to Date Distribution Amount	Net Investment Income		Net Realized Short-Term Gains**		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.8664	$0.2339	27%	$0.6065	70%	$0.0000	0%	$0.0260	3%
FAX	$0.1925	$0.0963	50%	$0.0000	0%	$0.0000	0%	$0.0962	50%

*ASGI has a 9/30 fiscal year end; FAX has a 10/31 fiscal year end.

**includes currency gains

Where the estimated amounts above show a portion of the distribution to be a “Return of Capital,” it means that Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions for the current year will only be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. After the end of each calendar year, a Form 1099-DIV will be sent to shareholders for the prior calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides the Funds’ total return performance based on net asset value (NAV) over various time periods compared to the Funds’ annualized and cumulative distribution rates.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV ²	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
ASGI	19.16%[3]	5.68%	22.65%	3.31%
FAX	4.80%	7.04%	4.78%	3.52%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of April 30, 2021.

3 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through April 30, 2021.

Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Funds during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Funds, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. Each Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. A Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

https://www.aberdeenstandard.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

800-522-5465

Investor.Relations@aberdeenstandard.com

CORRECTION

ABERDEEN STANDARD INVESTMENTS U.S. CLOSED-END FUNDS

ANNOUNCE DISTRIBUTION PAYMENT DETAILS

Aberdeen Standard Global Infrastructure Income Fund (“ASGI”)

Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”)

Aberdeen Australia Equity Fund, Inc. (“IAF”)

The India Fund, Inc. (“IFN”)

This press release correction updates the number for ASGI

that was included in the prior press release dated June 30, 2021.

(Philadelphia, August 4, 2021) -The above-noted Aberdeen Standard Investments U.S. Closed-End Funds (the “Funds” or individually the “Fund”), announced that the Funds paid the distributions noted in the table below on June 30, 2021, on a per share basis to all shareholders of record as of June 23, 2021 (ex-dividend date June 22, 2021). These dates apply to the Funds listed below with the exception of the Aberdeen Australia Equity Fund, Inc. (IAF) which paid the distribution on June 30, 2021 to all shareholders of record as of May 21, 2021 (ex-dividend date May 20, 2021).

Ticker	Exchange	Fund	Amount
ASGI	NYSE	Aberdeen Standard Global Infrastructure Income Fund	$ 0.1083
FAX	NYSE American	Aberdeen Asia-Pacific Income Fund, Inc.	$ 0.0275
IAF	NYSE American	Aberdeen Australia Equity Income Fund, Inc.	$ 0.15
IFN	NYSE	The India Fund, Inc.	$ 0.58

Each Fund has adopted a distribution policy to provide investors with a stable distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

For the Aberdeen Australia Equity Fund, Inc. (“IAF”), this stock distribution was automatically paid in newly issued shares of the Fund unless otherwise instructed by the shareholder to be paid in cash. Shares of common stock were issued at the lower of the net asset value (“NAV”) per share or the market price per share with a floor for the NAV of not less than 95% of the market price on June 21, 2021. The reinvestment price per share for this distribution was $6.29. Fractional shares were generally settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who had whole and fractional shares added to their account.

To have received the Aberdeen Australia Equity Fund, Inc. (“IAF”) quarterly distribution payable in June 2021 in cash instead of shares of common stock, for shareholders who hold shares in “street name,” the bank, brokerage or nominee who holds the shares must have advised the Depository Trust Company as to the full and fractional shares for which they want the distribution paid in cash by June 18, 2021; and for shares that are held in registered form, written notification for the election of cash by registered shareholders must have been received by Computershare Investor Services prior to June 18, 2021.

Under applicable U.S. tax rules, the amount and character of distributable income for each Fund’s fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the

Investment Company Act of 1940, as amended (the “1940 Act”) and related rules, the Funds may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following tables set forth the estimated amounts of the sources of the distributions for purposes of Section 19 of the 1940 Act and the rules adopted thereunder. The tables have been computed based on generally accepted accounting principles. The tables include estimated amounts and percentages for the current distributions paid this month as well as for the cumulative distributions paid relating to fiscal year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated compositions of the distributions may vary because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

Each Fund’s estimated sources of the current distribution paid this month and for its current fiscal year to date are as follows:

Estimated Amounts of Current Distribution per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.1083	$0.0260	24%	$0.0812	75%	-	-	$0.0011	1%
FAX	$0.0275	$0.0138	50%	-	-	-	-	$0.0137	50%
IAF	$0.1500	$0.0120	8%	-	-	$0.0735	49%	$0.0645	43%
IFN	$0.5800	-	-	$0.0696	12%	$0.5104	88%	-	-

Estimated Amounts of Fiscal Year to Date Cumulative Distributions per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.9747	$0.2340	24%	$0.7310	75%	-	-	$0.0097	1%
FAX	$0.2200	$0.1100	50%	-	-	-	-	$0.1100	50%
IAF	$0.4300	$0.0344	8%	-	-	$0.2107	49%	$0.1849	43%
IFN	$1.1600	-	-	$0.1392	12%	$1.0208	88%	-	-

* ASGI has a 9/30 fiscal year end; FAX and IAF have a 10/31 fiscal year end; IFN has a 12/31 fiscal year end.

**includes currency gains.

Where the estimated amounts above show a portion of the distribution to be a “Return of Capital,” it means that Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions for the current year will only be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. After the end of each calendar year, a Form 1099-DIV will be sent to shareholders for the prior calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides the Funds’ total return performance based on net asset value (NAV) over various time periods compared to the Funds’ annualized and cumulative distribution rates.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending 05/31/2021 ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
ASGI ²	21.44% [3]	5.60%	25.00%	3.73%
FAX ²	5.67%	6.98%	6.34%	4.07%
IFN ²	10.70%	9.69%	6.93%	2.42%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of May 31, 2021.

3 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through May 31, 2021.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending 04/30/2021 ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
IAF [2]	10.82%	9.31%	26.90%	4.49%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of April 30, 2021.

Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Funds during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Funds, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. Each Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. A Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

https://www.aberdeenstandard.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

1-800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD INVESTMENTS U.S. CLOSED-END FUNDS

ANNOUNCE DISTRIBUTION PAYMENT DETAILS

Aberdeen Standard Global Infrastructure Income Fund (“ASGI”)

Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”)

(Philadelphia, July 30, 2021) -The above-noted Aberdeen Standard Investments U.S. Closed-End Funds (the “Funds” or individually the “Fund”), today announced that the Funds paid the distributions noted in the table below on July 30, 2021, on a per share basis to all shareholders of record as of July 23, 2021 (ex-dividend date July 22, 2021).

Ticker	Exchange	Fund	Amount
ASGI	NYSE	Aberdeen Standard Global Infrastructure Income Fund	$ 0.1083
FAX	NYSE American	Aberdeen Asia-Pacific Income Fund, Inc.	$ 0.0275

Each Fund has adopted a distribution policy to provide investors with a stable distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under applicable U.S. tax rules, the amount and character of distributable income for each Fund’s fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related rules, the Funds may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following tables set forth the estimated amounts of the sources of the distributions for purposes of Section 19 of the 1940 Act and the rules adopted thereunder. The tables have been computed based on generally accepted accounting principles. The tables include estimated amounts and percentages for the current distributions paid this month as well as for the cumulative distributions paid relating to fiscal year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated compositions of the distributions may vary because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

Each Fund’s estimated sources of the current distribution paid this month and for its current fiscal year to date are as follows:

Estimated Amounts of Current Distribution per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.1083	$0.0227	21%	$0.0856	79%	-	-	-	-
FAX	$0.0275	$0.0140	51%	-	-	-	-	$0.0135	49%

Estimated Amounts of Fiscal Year to Date Cumulative Distributions per Share
Fund	Fiscal Year* to Date Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$1.0830	$0.2275	21%	$0.8555	79%	-	-	-	-
FAX	$0.2475	$0.1262	51%	-	-	-	-	$0.1213	49%

* ASGI has a 9/30 fiscal year end; FAX has a 10/31 fiscal year end.

**includes currency gains.

Where the estimated amounts above show a portion of the distribution to be a “Return of Capital,” it means that Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions for the current year will only be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. After the end of each calendar year, a Form 1099-DIV will be sent to shareholders for the prior calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides the Funds’ total return performance based on net asset value (NAV) over various time periods compared to the Funds’ annualized and cumulative distribution rates.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending 06/30/2021 ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
ASGI ²	21.21%[3]	5.64%	24.77%	4.23%
FAX ²	4.56%	7.08%	5.41%	4.72%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of June 30, 2021.

3 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through June 30, 2021.

Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Funds during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Funds, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. Each Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. A Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

https://www.aberdeenstandard.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

1-800-522-5465

Investor.Relations@aberdeenstandard.com

ABERDEEN STANDARD INVESTMENTS U.S. CLOSED-END FUNDS

ANNOUNCE DISTRIBUTION PAYMENT DETAILS

Aberdeen Standard Global Infrastructure Income Fund (“ASGI”)

Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”)

(Philadelphia, August 31, 2021) -The above-noted Aberdeen Standard Investments U.S. Closed-End Funds (the “Funds” or individually the “Fund”), today announced that the Funds paid the distributions noted in the table below on August 31, 2021, on a per share basis to all shareholders of record as of August 20, 2021 (ex-dividend date August 19, 2021).

Ticker	Exchange	Fund	Amount
ASGI	NYSE	Aberdeen Standard Global Infrastructure Income Fund	$ 0.1083
FAX	NYSE American	Aberdeen Asia-Pacific Income Fund, Inc.	$ 0.0275

Each Fund has adopted a distribution policy to provide investors with a stable distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under applicable U.S. tax rules, the amount and character of distributable income for each Fund’s fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related rules, the Funds may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following tables set forth the estimated amounts of the sources of the distributions for purposes of Section 19 of the 1940 Act and the rules adopted thereunder. The tables have been computed based on generally accepted accounting principles. The tables include estimated amounts and percentages for the current distributions paid this month as well as for the cumulative distributions paid relating to fiscal year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated compositions of the distributions may vary because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

Each Fund’s estimated sources of the current distribution paid this month and for its current fiscal year to date are as follows:

Estimated Amounts of Current Distribution per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.1083	$0.0271	25%	$0.0812	75%	-	-	-	-
FAX	$0.0275	$0.0143	52%	-	-	-	-	$0.0132	48%

Estimated Amounts of Fiscal Year to Date Cumulative Distributions per Share
Fund	Fiscal Year* to Date Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$1.1913	$0.2979	25%	$0.8934	75%	-	-	-	-
FAX	$0.2750	$0.1430	52%	-	-	-	-	$0.1320	48%

* ASGI has a 9/30 fiscal year end; FAX has a 10/31 fiscal year end.

**includes currency gains.

Where the estimated amounts above show a portion of the distribution to be a “Return of Capital,” it means that Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions for the current year will only be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. After the end of each calendar year, a Form 1099-DIV will be sent to shareholders for the prior calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides the Funds’ total return performance based on net asset value (NAV) over various time periods compared to the Funds’ annualized and cumulative distribution rates.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending 07/31/2021 ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
ASGI ²	21.11%[3]	5.66%	24.86%	4.72%
FAX ²	3.68%	7.21%	4.26%	5.40%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of July 31, 2021.

3 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through July 31, 2021.

Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Funds during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Funds, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. Each Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, Aberdeen Standard Investments is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., Aberdeen Standard Investments Australia Ltd., Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. A Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@aberdeenstandard.com

https://www.aberdeenstandard.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

1-800-522-5465

Investor.Relations@abrdn.com

ABERDEEN STANDARD INVESTMENTS U.S. CLOSED-END FUNDS

ANNOUNCE DISTRIBUTION PAYMENT DETAILS

Aberdeen Standard Global Infrastructure Income Fund (“ASGI”)

Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”)

Aberdeen Australia Equity Fund, Inc. (“IAF”)

The India Fund, Inc. (“IFN”)

(Philadelphia, September 30, 2021) -The above-noted Aberdeen Standard Investments U.S. Closed-End Funds (the “Funds” or individually the “Fund”), today announced that the Funds paid the distributions noted in the table below on September 30, 2021, on a per share basis to all shareholders of record as of September 20, 2021 (ex-dividend date September 17, 2021). These dates apply to the Funds listed below with the exception of the Aberdeen Australia Equity Fund, Inc. (IAF) which paid the distribution on September 30, 2021 to all shareholders of record as of August 20, 2021 (ex-dividend date August 19, 2021).

Ticker	Exchange	Fund	Amount
ASGI	NYSE	Aberdeen Standard Global Infrastructure Income Fund	$ 0.1083
FAX	NYSE American	Aberdeen Asia-Pacific Income Fund, Inc.	$ 0.0275
IAF	NYSE American	Aberdeen Australia Equity Income Fund, Inc.	$ 0.16
IFN	NYSE	The India Fund, Inc.	$ 0.61

Each Fund has adopted a distribution policy to provide investors with a stable distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

For the Aberdeen Australia Equity Fund, Inc. (“IAF”), this stock distribution was automatically paid in newly issued shares of the Fund unless otherwise instructed by the shareholder to be paid in cash. Shares of common stock were issued at the lower of the net asset value (“NAV”) per share or the market price per share with a floor for the NAV of not less than 95% of the market price on September 20, 2021. The reinvestment price per share for this distribution was $5.68. Fractional shares were generally settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who had whole and fractional shares added to their account.

To have received the Aberdeen Australia Equity Fund, Inc. (“IAF”) quarterly distribution payable in September 2021 in cash instead of shares of common stock, for shareholders who hold shares in “street name,” the bank, brokerage or nominee who holds the shares must have advised the Depository Trust Company as to the full and fractional shares for which they want the distribution paid in cash by September 17, 2021; and for shares that are held in registered form, written notification for the election of cash by registered shareholders must have been received by Computershare Investor Services prior to September 17, 2021.

Under applicable U.S. tax rules, the amount and character of distributable income for each Fund’s fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related rules, the Funds may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following tables set forth the estimated amounts of the sources of the distributions for purposes of Section 19 of the 1940 Act and the rules adopted thereunder. The tables have been computed based on generally accepted accounting principles. The tables include estimated amounts and percentages for the current distributions paid this month as well as for the cumulative distributions paid relating to fiscal year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated compositions of the distributions may vary because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

Each Fund’s estimated sources of the current distribution paid this month and for its current fiscal year to date are as follows:

Estimated Amounts of Current Distribution per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.1083	$0.0260	24%	$0.0704	65%	$0.0032	3%	$0.0087	8%
FAX	$0.0275	$0.0146	53%	-	-	-	-	$0.0129	47%
IAF	$0.1600	$0.0336	21%	$0.0016	1%	$0.1104	69%	$0.0144	9%
IFN	$0.6100	-	-	$0.0488	8%	$0.5612	92%	-	-

Estimated Amounts of Fiscal Year* to Date Cumulative Distributions per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$1.2996	$0.3120	24%	$0.8446	65%	$0.0390	3%	$0.1040	8%
FAX	$0.3025	$0.1603	53%	-	-	-	-	$0.1422	47%
IAF	$0.5900	$0.1239	21%	$0.0059	1%	$0.4071	69%	$0.0531	9%
IFN	$1.7700	-	-	$0.1416	8%	$1.6284	92%	-	-

* ASGI has a 9/30 fiscal year end; FAX and IAF have a 10/31 fiscal year end; IFN has a 12/31 fiscal year end.

**includes currency gains.

Where the estimated amounts above show a portion of the distribution to be a “Return of Capital,” it means that Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions for the current year will only be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. After the end of each calendar year, a Form 1099-DIV will be sent to shareholders for the prior calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides the Funds’ total return performance based on net asset value (NAV) over various time periods compared to the Funds’ annualized and cumulative distribution rates.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending 08/31/2021 ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
ASGI ²	22.27%[3]	5.54%	28.24%	5.08%
FAX ²	4.05%	7.13%	6.08%	5.94%
IFN ²	11.52%	8.88%	19.71%	4.44%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of August 31, 2021.

3 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through August 31, 2021.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending 07/31/2021 ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
IAF [2]	9.83%	9.34%	29.51%	6.92%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of July 31, 2021.

Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Funds during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Funds, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the

Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. Each Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, abrdn is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., abrdn Australia Limited, Aberdeen Standard Investments (Asia) Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. A Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@abrdn.com

https://www.abrdn.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

1-800-522-5465

Investor.Relations@abrdn.com

ABERDEEN STANDARD INVESTMENTS INC. U.S. CLOSED-END FUNDS

ANNOUNCE DISTRIBUTION PAYMENT DETAILS

Aberdeen Standard Global Infrastructure Income Fund (“ASGI”)

Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”)

(Philadelphia, October 29, 2021) -The above-noted Aberdeen Standard Investments Inc. U.S. Closed-End Funds (the “Funds” or individually the “Fund”), today announced that the Funds paid the distributions noted in the table below on October 29, 2021, on a per share basis to all shareholders of record as of October 22, 2021 (ex-dividend date October 21, 2021).

Ticker	Exchange	Fund	Amount
ASGI	NYSE	Aberdeen Standard Global Infrastructure Income Fund	$ 0.1083
FAX	NYSE American	Aberdeen Asia-Pacific Income Fund, Inc.	$ 0.0275

Each Fund has adopted a distribution policy to provide investors with a stable distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under applicable U.S. tax rules, the amount and character of distributable income for each Fund’s fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related rules, the Funds may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following tables set forth the estimated amounts of the sources of the distributions for purposes of Section 19 of the 1940 Act and the rules adopted thereunder. The tables have been computed based on generally accepted accounting principles. The tables include estimated amounts and percentages for the current distributions paid this month as well as for the cumulative distributions paid relating to fiscal year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated compositions of the distributions may vary because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

Each Fund’s estimated sources of the current distribution paid this month and for its current fiscal year to date are as follows:

Estimated Amounts of Current Distribution per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.1083	$0.0000	0%	-	-	-	-	$0.1083	100%
FAX	$0.0275	$0.0146	53%	-	-	-	-	$0.0129	47%

Estimated Amounts of Fiscal Year* to Date Cumulative Distributions per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.1083	$0.0000	0%	-	-	-	-	$0.1083	100%
FAX	$0.3300	$0.1749	53%	-	-	-	-	$0.1551	47%

* ASGI has a 9/30 fiscal year end; FAX has a 10/31 fiscal year end.

**includes currency gains.

Where the estimated amounts above show a portion of the distribution to be a “Return of Capital,” it means that Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions for the current year will only be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. After the end of each calendar year, a Form 1099-DIV will be sent to shareholders for the prior calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides the Funds’ total return performance based on net asset value (NAV) over various time periods compared to the Funds’ annualized and cumulative distribution rates.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending 09/30/2021 ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
ASGI ²	15.87%[3]	5.84%	22.39%	5.84%
FAX ²	3.21%	7.38%	3.09%	6.77%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of September 30, 2021.

3 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through September 30, 2021.

Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Funds during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Funds, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. Each Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, abrdn is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., abrdn Australia Limited, abrdn Asia Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. A Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@abrdn.com

https://www.abrdn.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds

###

FOR IMMEDIATE RELEASE

For More Information Contact:

Aberdeen Standard Investments Inc.

Investor Relations

1-800-522-5465

Investor.Relations@abrdn.com

ABERDEEN STANDARD INVESTMENTS INC. U.S. CLOSED-END FUNDS

ANNOUNCE DISTRIBUTION PAYMENT DETAILS

Aberdeen Standard Global Infrastructure Income Fund (“ASGI”)

Aberdeen Asia-Pacific Income Fund, Inc. (“FAX”)

(Philadelphia, November 30, 2021) -The above-noted Aberdeen Standard Investments Inc. U.S. Closed-End Funds (the “Funds” or individually the “Fund”), today announced that the Funds paid the distributions noted in the table below on November 30, 2021, on a per share basis to all shareholders of record as of November 19, 2021 (ex-dividend date November 18, 2021).

Ticker	Exchange	Fund	Amount
ASGI	NYSE	Aberdeen Standard Global Infrastructure Income Fund	$ 0.1083
FAX	NYSE American	Aberdeen Asia-Pacific Income Fund, Inc.	$ 0.0275

Each Fund has adopted a distribution policy to provide investors with a stable distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Under applicable U.S. tax rules, the amount and character of distributable income for each Fund’s fiscal year can be finally determined only as of the end of the Fund’s fiscal year. However, under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”) and related rules, the Funds may be required to indicate to shareholders the estimated source of certain distributions to shareholders.

The following tables set forth the estimated amounts of the sources of the distributions for purposes of Section 19 of the 1940 Act and the rules adopted thereunder. The tables have been computed based on generally accepted accounting principles. The tables include estimated amounts and percentages for the current distributions paid this month as well as for the cumulative distributions paid relating to fiscal year to date, from the following sources: net investment income; net realized short-term capital gains; net realized long-term capital gains; and return of capital. The estimated compositions of the distributions may vary because the estimated composition may be impacted by future income, expenses and realized gains and losses on securities and currencies.

Each Fund’s estimated sources of the current distribution paid this month and for its current fiscal year to date are as follows:

Estimated Amounts of Current Distribution per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.1083	-	-	-	-	$0.1083	100%	-	-
FAX	$0.0275	$0.0149	54%	-	-	-	-	$0.0126	46%

Estimated Amounts of Fiscal Year* to Date Cumulative Distributions per Share
Fund	Distribution Amount	Net Investment Income		Net Realized Short-Term Gains **		Net Realized Long-Term Gains		Return of Capital
ASGI	$0.2166	-	-	-	-	$0.2166	100%	-	-
FAX	$0.0275	$0.0149	54%	-	-	-	-	$0.0126	46%

* ASGI has a 9/30 fiscal year end; FAX has a 10/31 fiscal year end.

**includes currency gains.

Where the estimated amounts above show a portion of the distribution to be a “Return of Capital,” it means that Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The final determination of the source of all distributions for the current year will only be made after year-end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of the fiscal year and may be subject to change based on tax regulations. After the end of each calendar year, a Form 1099-DIV will be sent to shareholders for the prior calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides the Funds’ total return performance based on net asset value (NAV) over various time periods compared to the Funds’ annualized and cumulative distribution rates.

Fund Performance and Distribution Rate Information
Fund	Average Annual Total Return on NAV for the 5 Year Period Ending 10/31/2021 ¹	Current Fiscal Period’s Annualized Distribution Rate on NAV	Cumulative Total Return on NAV ¹	Cumulative Distribution Rate on NAV ²
ASGI ²	18.10%[3]	5.66%	3.72%	0.47%
FAX ²	3.31%	7.53%	1.67%	7.53%

1 Return data is net of all Fund expenses and fees and assumes the reinvestment of all distributions reinvested at prices obtained under the Fund’s dividend reinvestment plan.

2 Based on the Fund’s NAV as of October 31, 2021.

3 The Fund launched within the past 5 years; the performance and distribution rate information presented reflects data from inception (July 29, 2020) through October 31, 2021.

Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s current distributions or from the terms of the distribution policy (the “Distribution Policy”).

While NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund. The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market.

Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Funds may distribute any long-term capital gains more frequently than the limits provided in Section 19(b) under the 1940 Act and Rule 19b-1 thereunder. Therefore, distributions paid by the Funds during the year may include net income, short-term capital gains, long-term capital gains and/or a return of capital. Net income dividends and short-term capital gain dividends, while generally taxable at ordinary income rates, may be eligible, to the extent of qualified dividend income earned by the Funds, to be taxed at a lower rate not to exceed the maximum rate applicable to your long-term capital gains. Distributions made in any calendar year in excess of investment company taxable income and net capital gain are treated as taxable ordinary dividends to the extent of undistributed earnings and profits, and then as a return of capital that reduces the adjusted basis in the shares held. To the extent return of capital distributions exceed the adjusted basis in the shares held, capital gain is recognized with a holding period based on the period the shares have been held at the date such amount is received.

The payment of distributions in accordance with the Distribution Policy may result in a decrease in the Fund’s net assets. A decrease in the Fund’s net assets may cause an increase in the Fund’s annual operating expense ratio and a decrease in the Fund’s market price per share to the extent the market price correlates closely to the Fund’s net asset value per share. The Distribution Policy may also negatively affect the Fund’s investment activities to the extent that the Fund is required to hold larger cash positions than it typically would hold or to the extent that the Fund must liquidate securities that it would not have sold, for the purpose of paying the distribution. Each Fund’s Board has the right to amend, suspend or terminate the Distribution Policy at any time. The amendment, suspension or termination of the Distribution Policy may affect the Fund’s market price per share. Investors should consult their tax advisor regarding federal, state and local tax considerations that may be applicable in their particular circumstances.

Circular 230 disclosure: To ensure compliance with requirements imposed by the U.S. Treasury, we inform you that any U.S. tax advice contained in this communication (including any attachments) is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter addressed herein.

In the United States, abrdn is the marketing name for the following affiliated, registered investment advisers: Aberdeen Standard Investments Inc., Aberdeen Asset Managers Ltd., abrdn Australia Limited, abrdn Asia Ltd., Aberdeen Capital Management, LLC, Aberdeen Standard Investments ETFs Advisors LLC and Aberdeen Standard Alternative Funds Limited.

Closed-end funds are traded on the secondary market through one of the stock exchanges. A Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that a Fund will achieve its investment objective. Past performance does not guarantee future results.

If you wish to receive this information electronically, please contact Investor.Relations@abrdn.com

https://www.abrdn.com/en-us/cefinvestorcenter/fund-centre/closed-end-funds

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